UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 26, 2020

FORTRESS VALUE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39277	84-4465489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York 10105
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 798-6100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	FVAC.U	New York Stock Exchange
Class A common stock, par value of $0.0001 per share	FVAC	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FVAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

On August 26, 2020, Fortress Value Acquisition Corp., a Delaware corporation (“Parent”), entered into an amendment (the “Amendment”) to that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among Parent, FVAC Merger Corp. I, a Delaware corporation and a direct, wholly-owned subsidiary of Parent, FVAC Merger LLC II, a Delaware limited liability company that is treated as a corporation for U.S. federal income tax purposes and a direct, wholly-owned subsidiary of Parent, FVAC Merger LLC III, a Delaware limited liability company and a direct wholly-owned subsidiary of Parent, FVAC Merger LLC IV, a Delaware limited liability company and a direct wholly-owned subsidiary of Parent, MP Mine Operations LLC, a Delaware limited liability company (“MPMO”) and Secure Natural Resources LLC, a Delaware limited liability company (“SNR” and, together with MPMO, each a “Company” and collectively, the “Companies”). As previously disclosed, the Merger Agreement provides for a business combination transaction (the “Business Combination”), pursuant to which the Companies will, through a series of related transactions, become indirect wholly-owned subsidiaries of Parent following the consummation of the Business Combination. Capitalized terms used, but not defined herein, shall have the meanings given to such terms in the Merger Agreement.

Pursuant to the Amendment, the Parties agreed that Parent will waive the obligation of the Companies, set forth in Section 7.1(a) of the Merger Agreement, to deliver to Parent the Title Opinion and the Survey prior to the initial filing, in preliminary form, of the S-4 Registration Statement / Proxy Statement.

The Parties also agreed modify the conditions under which Earnout Shares will be issued in the event Parent enters into a binding agreement with respect to a Parent Sale prior to the date that is ten (10) years following the Closing Date, such that only if the consideration paid for each share of Parent Stock in such Parent Sale is equal to or in excess of the respective Earnout Share targets set forth in the Merger Agreement will such Earnout Shares be issued effective as of one day prior to the consummation of the Parent Sale. To the extent the per share value of consideration paid for each share of Parent Stock in such Parent Sale includes contingent consideration or property other than cash, the Parent Board shall determine, in good faith, the per share value of consideration paid for each share of Parent Stock in such Parent Sale and any equitable adjustment required in respect of any unissued Earnout Shares.

A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

Restated Parent Sponsor Letter Agreement

On August 26, 2020, Parent, Fortress Acquisition Sponsor LLC (the “Sponsor”) and certain other individuals, each of whom is a member of Parent’s board of directors and/or management team (each, an “Insider” and collectively, the “Insiders”), entered into a Second Amended and Restated Sponsor Letter Agreement (the “Second Amended and Restated Sponsor Letter Agreement”), which Second Amended and Restated Sponsor Letter Agreement amended and restated that certain Parent Sponsor Letter Agreement, dated as of July 15, 2020, entered into in connection with that certain Merger Agreement.

Pursuant to the Second Amended and Restated Sponsor Letter Agreement, the parties agreed to amend the vesting terms of the Vesting Shares in the event Parent enters into a binding agreement with respect to a “Parent Sale” (as defined in the Parent Sponsor Letter Agreement) prior to the date that is ten (10) years following the Closing Date, such that only if the consideration paid for each share of Parent Stock (as defined in the Parent Sponsor Letter Agreement) in such Parent Sale is equal to or in excess of the respective vesting targets set forth in the Parent Sponsor Letter Agreement will such Vesting Shares that remain unvested at the time of such Parent Sale, if any, vest effective as of one day prior to the consummation of the Parent Sale. To the extent the consideration paid for each share of Parent Stock in such Parent Sale includes contingent consideration or property other than cash, Parent’s board of directors shall determine, in good faith, the value of the purchase consideration paid for each share of Parent Stock in such Parent Sale and any equitable adjustment required in respect of any unvested Vesting Shares.

A copy of the Second Amended and Restated Sponsor Letter Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Second Amended and Restated Sponsor Letter Agreement is qualified in its entirety by reference thereto.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of the words such as “ estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Companies’ and Parent’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Companies and Parent. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the transaction; the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction; the risk that the approvals of the unitholders of the Companies and the stockholders of Parent are not obtained; the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; failure to realize the anticipated benefits of the transaction; risks relating to the uncertainty of the projected financial information with respect to the Companies; risks related to the rollout of the Companies’ business strategy and the timing of expected business milestones; risks related to the Companies’ arrangements with Shenghe; the effects of competition on the Companies’ future business; risks related to political and macroeconomic uncertainty; the amount of redemption requests made by Parent’s public stockholders; the ability of Parent or the combined company to issue equity or equity-linked securities in connection with the transaction or in the future; the impact of the global COVID-19 pandemic on any of the foregoing risks; and those factors discussed in Parent’s final prospectus filed on May 1, 2020 under the heading “Risk Factors,” and other documents of Parent filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Parent nor the Companies presently know or that Parent and the Companies currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Parent’s and the Companies’ expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Parent and the Companies anticipate that subsequent events and developments will cause Parent’s and the Companies’ assessments to change. However, while Parent and the Companies may elect to update these forward-looking statements at some point in the future, Parent and the Companies specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing Parent’s and the Companies’ assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This Current Report shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Current Report relates to a proposed business combination between Parent and the Companies.

Additional Information About the Proposed Business Combination and Where To Find It

The proposed business combination will be submitted to stockholders of Parent for their consideration and approval at a special meeting of stockholders. Parent intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include preliminary and definitive proxy statements to be distributed to holders of Parent’s common stock in connection with Parent’s solicitation for proxies for the vote by Parent’s stockholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to the Companies’ shareholders in connection with the completion of the business combination. After the Registration Statement has been filed and declared effective, Parent will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. Parent’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Parent’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Parent, the Companies and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement / prospectus, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Parent, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: R. Edward Albert III, President (ealbert@fortress.com), CC: Alexander Gillette (agillette@fortress.com).

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Parent, the Companies and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Parent’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Parent’s stockholders in connection with the proposed business combination will be set forth in Parent’s proxy statement/prospectus when it is filed with the SEC. You can find more information about Parent’s directors and executive officers in Parent’s final prospectus dated April 29, 2020 and filed with the SEC on May 1, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in Parent’s preliminary and definitive proxy statement/prospectus when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description

2.1	Amendment to the Agreement and Plan of Merger, dated as of August 26, 2020, by and among Fortress Value Acquisition Corp., MPMO Merger Corp., SNR Merger Company, MPMO Merger LLC, SNR Merger LLC, MP Mine Operations LLC, and Secure Natural Resources LLC

10.1	Second Amended and Restated Sponsor Letter Agreement, dated as of August 26, 2020, by and among Fortress Value Acquisition Corp., Fortress Acquisition Sponsor LLC and the other parties thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Value Acquisition Corp.

Date: August 26, 2020	By:	/s/ Andrew A. McKnight
	Name:	Andrew A. McKnight
	Title:	Chief Executive Officer